Filed Pursuant to Rule 497(d)


                        INVESCO UNIT TRUSTS, SERIES 1553

      The Dow Jones Total Market Portfolio, Enhanced Index Strategy 2015-3

           Enhanced Sector Strategy, Sector Rotation Portfolio 2015-3


                          Supplement to the Prospectus

     As a result of a previously announced spinoff, on July 20, 2015, your Portfolio received one share of PayPal Holdings, Inc. ("PayPal") common stock for each share of eBay, Inc. ("eBay") held as of July 8, 2015.

     Notwithstanding anything to the contrary in the Prospectus, your Portfolio now holds and will continue to purchase shares of both eBay and PayPal stock.

Supplement Dated: July 21, 2015